EXHIBIT 10.44

RECORDING REQUESTED BY:

Fidelity National Title Company

555 S. Flower Street, Suite 4420

Los Angeles, CA 90071

AND WHEN RECORDED MAIL TO:

RD Dyer LLC

c/o RD Advisors

341 West 38th Street, Suite 800

New York, NY 10018

Space Above This Line for Recorder’s Use Only
APN: 411-141-01

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

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THIS INSTRUMENT SECURES OBLIGATIONS WHICH MAY CONTAIN PROVISIONS FOR ADJUSTMENTS IN THE INTEREST RATE AND PAYMENT AMOUNTS.

THIS INSTRUMENT CONSTITUTES A SECURITY AGREEMENT AS THAT TERM IS DEFINED IN THE CALIFORNIA UNIFORM COMMERCIAL CODE. PORTIONS OF THE COLLATERAL ARE GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS INTENDED TO SERVE AS A FIXTURE FILING AND IS TO BE RECORDED IN THE REAL ESTATE RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED AND INDEXED AS BOTH A DEED OF TRUST AND A FIXTURE FILING. TRUSTOR IS THE OWNER OF A RECORD INTEREST IN THE LAND DESCRIBED IN EXHIBIT A HERETO. THE ADDRESS OF TRUSTOR (DEBTOR) AND BENEFICIARY (SECURED PARTY) ARE SET FORTH ON THE FIRST PAGE OF THIS DEED OF TRUST.

620 Dyer LLC,

a California limited liability company

(Trustor)

to

FIDELITY NATIONAL TITLE INSURANCE COMPANY

(Trustee)

for the Benefit of

RD Dyer LLC,

a Delaware limited liability company

(Beneficiary)

DEED OF TRUST, ASSIGNMENT OF

LEASES AND RENTS,

SECURITY AGREEMENT AND

FIXTURE FILING

Dated: January 18, 2018

Location: 620 East Dyer Road

Santa Ana, California 92705

County: Orange

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DEED OF TRUST, ASSIGNMENT OF LEASES AND

RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”) is made as of this 18th day of January, 2018, by 620 Dyer LLC, a California limited liability company, having an address at 1581 Franklin Avenue, Garden City, New York 11501, as trustor (“Trustor”) to FIDELITY NATIONAL TITLE INSURANCE COMPANY, having an address at 555 S. Flower Street, Suite 4420, Los Angeles, CA 90071, as trustee (“Trustee”), for the benefit of RD Dyer LLC, a Delaware limited liability company, having an address at c/o RD Advisors, 341 West 38th Street, Suite 800, New York, New York 10018, as beneficiary (together with its successors and/or assigns, “Beneficiary”).

W I T N E S S E T H:

A. This Deed of Trust is given to secure a loan (the “Loan”) in the principal sum of Six Million Five Hundred Thousand Dollars ($6,500,000.00) which is made pursuant to that certain Loan Agreement dated as of the date hereof between Trustor and Beneficiary (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and evidenced by that certain Secured Promissory Note dated the date hereof made by Trustor to Beneficiary (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof, being hereinafter referred to as the “Note”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

B. Trustor desires to secure the payment of the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums due to Beneficiary in respect of the Loan and the Loan Documents (the “Debt”) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents.

C. This Deed of Trust is given pursuant to the Loan Agreement, and payment, fulfillment and performance by Trustor of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement, the Note, and that certain Assignment of Leases and Rents of even date herewith made by Trustor in favor of Beneficiary delivered in connection with this Deed of Trust (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Assignment of Leases”), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed of Trust.

NOW THEREFORE, in consideration of the making of the Loan by Beneficiary and the covenants, agreements, representations and warranties set forth in this Deed of Trust:

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ARTICLE I.

GRANTS OF SECURITY

Section 1.01 Trust Property. Trustor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey unto Trustee, in trust for the benefit of Beneficiary and its successors and assigns, WITH POWER OF SALE, all right, title, interest and estate of Trustor now owned, or hereafter acquired, in and to the following (collectively, the “Property”);

(a) Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b) Additional Land. All additional lands, estates and development rights hereafter acquired by Trustor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Deed of Trust;

(c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Trustor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e) Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Trustor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Trustor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to Tenants under Leases except to the extent that Trustor shall have any right or interest therein;

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(f) Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Trustor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Trustor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof, but excluding farm products (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which Tenants are entitled to remove pursuant to Leases except to the extent that Trustor shall have any right or interest therein;

(g) Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code), other than Fixtures, and other than farm products, which are now or hereafter owned by Trustor and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Trustor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (as amended from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Deed of Trust, and all proceeds and products of any of the above. Notwithstanding the foregoing, “Personal Property” shall not include any property of Tenants under Leases, except to the extent that Trustor shall have any right or interest therein;

(h) Leases and Rents. All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Trustor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) (collectively, the “Leases”), and all right, title and interest of Trustor, its successors and assigns, therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements, whether paid or accruing before or after the filing by or against Trustor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”), and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment and performance of the Obligations, including the payment of the Debt;

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(i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Property;

(k) Tax Certiorari. All refunds, rebates or credits in connection with any reduction in Taxes or Other Charges charged against the Property as a result of tax certiorari proceedings or any other applications or proceedings for reduction;

(l) Rights. The right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Beneficiary in the Property;

(m) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Trustor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Trustor thereunder;

(n) Intellectual Property. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, URLs or other online media, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(o) Accounts. All reserves, escrows and deposit accounts maintained by Trustor with respect to the Property, including, without limitation, all accounts established or maintained pursuant to the Loan Agreement or any other Loan Document, together with all deposits or wire transfers made to such accounts, and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time, and all proceeds, products, distributions, dividends and/or substitutions thereon and thereof;

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(p) Uniform Commercial Code Property. All documents, instruments, chattel paper and intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and general intangibles relating to the Property;

(q) Minerals. All minerals, crops, timber, trees, shrubs, flowers and landscaping features now or hereafter located on, under or above Land;

(r) Proceeds. All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether in cash or in liquidation or other claims, or otherwise; and

(s) Other Rights. Any and all other rights of Trustor in and to the items set forth in Subsections (a) through (r) above.

AND, without limiting any of the other provisions of this Deed of Trust, to the extent permitted by applicable law, Trustor expressly grants to Beneficiary, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Land or not, shall for the purposes of this Deed of Trust be deemed conclusively to be real estate and mortgaged hereby.

Section 1.02 Assignment of Rents. Trustor hereby absolutely and unconditionally assigns to Beneficiary all of Trustor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Trustor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 7.01(j) of this Deed of Trust, Beneficiary grants to Trustor a revocable license to collect, receive, use and enjoy the Rents. Trustor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.03 Security Agreement. This Deed of Trust is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Property. By executing and delivering this Deed of Trust, Trustor hereby grants to Beneficiary, as security for the Obligations, a security interest in the Fixtures, the Equipment, the Personal Property and the other property constituting the Property to the full extent that the Fixtures, the Equipment, the Personal Property and such other property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”). If an Event of Default shall occur and be continuing, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary after the occurrence and during the continuance of an Event of Default, Trustor shall, at its expense, assemble the Collateral and make it available to Beneficiary at a convenient place (at the Land if tangible property) reasonably acceptable to Beneficiary. Trustor shall pay to Beneficiary on demand any and all expenses, including reasonable attorneys’ fees and costs, incurred or paid by Beneficiary in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Collateral sent to Trustor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall, except as otherwise provided by applicable law or the Loan Agreement, constitute reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Beneficiary to the payment of the Debt in such priority and proportions as Beneficiary in its discretion shall deem proper. The principal place of business of Trustor (Debtor) is as set forth on page one hereof and the address of Beneficiary (Secured Party) is as set forth on page one hereof. Trustor hereby authorizes Beneficiary to file or record any Uniform Commercial Code financing statements as Beneficiary deems to be reasonably necessary to perfect its security interest in the property described in this Section 1.03, and in the fixtures described in Section 1.04, without any signature of Trustor, and to file any amendments, modifications, assignments and terminations thereof, all without the signature of Trustor.

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Section 1.04 Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Deed of Trust, and this Deed of Trust, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement naming Trustor as the Debtor and Beneficiary as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Beneficiary and its successors and assigns, forever;

PROVIDED, HOWEVER, these presents are upon the express condition that, if Trustor shall well and truly pay and perform the Obligations (including the payment of the Debt) at the time and in the manner provided in this Deed of Trust, the Note, the Loan Agreement and the other Loan Documents, and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Trustor’s obligation to indemnify and hold harmless Beneficiary pursuant to the provisions hereof shall survive any such payment or release.

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ARTICLE II.

DEBT AND OBLIGATIONS SECURED

Section 2.01 Obligations. This Deed of Trust and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Obligations, including, but not limited to, the Debt.

Section 2.02 Other Obligations. This Deed of Trust and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (collectively, the “Other Obligations”):

(a) the performance of all other obligations of Trustor contained herein;

(b) the performance of each obligation of Trustor contained in the Loan Agreement and in each other Loan Document; and

(c) the performance of each obligation of Trustor contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.03 Debt and Other Obligations. Trustor’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

Section 2.04 Loan Repayment and Defeasance. Provided no Event of Default exists, the Lien of this Deed of Trust shall be terminated, released and reconveyed of record by Beneficiary (and the Trustee, to the extent required by law to effect a full and proper termination, release and reconveyance) prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

ARTICLE III.

TRUSTOR COVENANTS

Trustor covenants and agrees that throughout the term of the Loan:

Section 3.01 Payment of Debt. Trustor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Deed of Trust.

Section 3.02 Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note, and (c) all and any of the other Loan Documents, are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Trustor (i) agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the Insurance Proceeds and Awards shall be settled, held, applied and/or disbursed in accordance with the Loan Agreement.

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Section 3.03 Performance of Other Agreements. Trustor shall observe and perform each and every term, covenant and provision to be observed or performed by Trustor pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property, and any amendments, modifications or changes thereto.

Section 3.04 Additional Covenant. In connection with the Land and any Improvements thereon, Trustor shall not permit (i) the conduct of any business thereon except as set forth below, (provided that obtaining Cannabis permits pursuant to Article 1 of Chapter 40 of the Santa Ana Municipal Code shall not be deemed to constitute “conduct of business”), or (ii) the conduct of any Cannabis Related Activities thereon, or (iii) the planting, cultivation, growing, harvesting, processing, packing, packaging, marketing or sale of any crops or agricultural products thereon or in connection therewith (including, without limitation, any Cannabis) which are subject to any restriction or prohibition under any Legal Requirements whether now or hereafter enacted and in force. Notwithstanding the foregoing prohibition on the conduct of any business set forth above, Trustor may conduct any business which is consistent with the historical use of the particular property which is reasonably acceptable to Lender and provided that appropriate insurance and any applicable licenses are obtained and maintained.

The following definitions shall apply to the foregoing covenant:

“Cannabis” shall have the meaning set forth in Section 40-2 of the Santa Ana Municipal Code as it may be amended or supplemented.

“Cannabis Related Activities” shall mean any planting, cultivation, growing, harvesting, processing, packing, packaging, marketing or sale of any Cannabis.

“Governmental Authority” shall mean any court, board, agency, commission, office or authority of any nature whatsoever or any governmental unit (federal, state, commonwealth, county, district, municipal, city or otherwise) whether now or hereafter in existence.

“Legal Requirements” shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Loan, Trustor, Guarantor or the Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof, or the conduct of any business thereon except as set forth below, (provided that obtaining Cannabis permits pursuant to Article 1 of Chapter 40 of the Santa Ana Municipal Code shall not be deemed to constitute “conduct of business”), or the planting, cultivation, growing, harvesting, processing, packing, packaging, marketing or sale of any crops or agricultural products thereon or in connection therewith (including without limitation any Cannabis) whether now or hereafter enacted and in force, including, without limitation, the Securities Act, the Exchange Act, Regulation AB, the rules and regulations promulgated pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, zoning and land use laws, the Americans with Disabilities Act of 1990, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Trustor, at any time in force affecting the Property or any part thereof, including any which may (i) require repairs, modifications or alterations in or to the Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof. Notwithstanding the foregoing prohibition on the conduct of any business set forth above, Trustor may conduct any business which is consistent with the historical use of the particular property which is reasonably acceptable to Lender and provided that appropriate insurance and any applicable licenses are obtained and maintained.

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ARTICLE IV.

OBLIGATIONS AND RELIANCES

Section 4.01 Relationship of Trustor and Beneficiary. The relationship between Trustor and Beneficiary is solely that of debtor and creditor, and Beneficiary has no fiduciary or other special relationship with Trustor, and no term or condition of any of the Loan Agreement, the Note, this Deed of Trust or the other Loan Documents shall be construed so as to deem the relationship between Trustor and Beneficiary to be other than that of debtor and creditor.

Section 4.02 No Reliance on Beneficiary. The general partners, members, principals and (if Trustor is a trust) beneficial owners of Trustor, as applicable, are experienced in the ownership and operation of properties similar to the Property, and Trustor and Beneficiary are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Trustor is not relying on Beneficiary’s expertise, business acumen or advice in connection with the Property.

Section 4.03 No Beneficiary Obligations.

(a) Notwithstanding the provisions of Subsections 1.01(h) and (m) or Section 1.02, Beneficiary is not undertaking the performance of (i) any obligations under the Leases, or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents.

(b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to this Deed of Trust, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Beneficiary.

Section 4.04 Reliance. Trustor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents, Beneficiary is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 3 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Beneficiary; that such reliance existed on the part of Beneficiary prior to the date hereof; that the warranties and representations are a material inducement to Beneficiary in making the Loan; and that Beneficiary would not be willing to make the Loan and accept this Deed of Trust in the absence of the warranties and representations as set forth in Article 3 of the Loan Agreement.

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ARTICLE V.

FURTHER ASSURANCES

Section 5.01 Recording of Deed of Trust, Etc. Trustor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the Lien or security interest hereof upon, and the interest of Beneficiary in, the Property. Trustor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Deed of Trust, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of any of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of any of the foregoing documents, except where prohibited by law so to do.

Section 5.02 Further Acts, Etc. Trustor will, at the cost of Trustor, and without expense to Beneficiary, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Beneficiary shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Beneficiary the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust, or for complying with all Legal Requirements. Trustor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Beneficiary to execute in the name of Trustor or without the signature of Trustor to the extent Beneficiary may lawfully do so, one or more financing statements to evidence more effectively the security interest of Beneficiary in the Property. Trustor grants to Beneficiary an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary at law and in equity, including, without limitation, such rights and remedies available to Beneficiary pursuant to this Section 5.02.

Section 5.03 Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a) If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Beneficiary’s interest in the Property, Trustor will pay the tax, with interest and penalties thereon, if any. If Beneficiary is advised by counsel chosen by it that the payment of tax by Trustor would be unlawful or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then Beneficiary shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

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(b) Trustor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Debt. If such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Deed of Trust, or any of the other Loan Documents or shall impose any other tax or charge on the same, Trustor will pay for the same, with interest and penalties thereon, if any.

ARTICLE VI.

DUE ON SALE/ENCUMBRANCE

Section 6.01 Beneficiary Reliance. Trustor acknowledges that Beneficiary has examined and relied on the experience of Trustor and its general partners, members, principals and (if Trustor is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Trustor’s ownership of the Property as a means of maintaining the value of the Property as security for the payment and performance of the Obligations, including the repayment of the Debt. Trustor acknowledges that Beneficiary has a valid interest in maintaining the value of the Property so as to ensure that, should Trustor default in the payment and/or performance of the Obligations, including the repayment of the Debt, Beneficiary can recover the Debt by a sale of the Property.

Section 6.02 No Transfer. Trustor shall not permit or suffer any Transfer to occur except in accordance with the terms of the Loan Agreement.

ARTICLE VII.

RIGHTS AND REMEDIES UPON DEFAULT

Section 7.01 Remedies. Upon the occurrence and during the continuance of any Event of Default, Trustor agrees that Beneficiary may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Trustor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

(a) declare the entire unpaid Debt to be immediately due and payable;

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(b) give such notice of default and of election to cause the Property to be sold as may be required by law or as may be necessary to cause Trustee to exercise the power of sale granted herein; Trustee shall then record and give such notice of Trustee’s sale as then required by law and, after the expiration of such time as may be required by law, may sell the Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Beneficiary, or by Trustor to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law. Trustee, from time to time, may postpone or continue the sale of all or any portion of the Property by public declaration at the time and place last appointed for the sale and no other notice of the postponed sale shall be required unless provided by applicable law. Upon any sale, Trustee shall deliver its deed conveying the property sold, without any covenant or warranty, expressed or implied, to the purchaser or purchasers at the sale. The recitals in such deed of any matters or facts shall be conclusive as to the accuracy thereof;

(c) institute proceedings, judicial or otherwise, for the complete foreclosure of this Deed of Trust under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner, Beneficiary being hereby expressly granted the power of to foreclose this Deed of Trust and sell the Property at public auction and convey the same to the purchaser in fee simple;

(d) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Deed of Trust for the balance of the Obligations not then due, unimpaired and without loss of priority;

(e) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law; and, without limiting the foregoing:

(f) (i) In connection with any sale or sales hereunder, Beneficiary shall be entitled to elect to treat any of the Property which consists of (x) a right in action, or (y) property that can be severed from the Real Property covered hereby, or (z) any improvements (without causing structural damage thereto), as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of the Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Beneficiary shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

(ii) Beneficiary shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Beneficiary so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Beneficiary and Beneficiary is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

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(iii) Should Beneficiary elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Beneficiary has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of the Real Property, Beneficiary shall give such notice of the occurrence of an Event of Default, if any, and its election to sell such Property, each as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, subject to the terms hereof and of the other Loan Documents, and without the necessity of any demand on Trustor, Beneficiary at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Beneficiary may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed for any such sale; and

(iv) If the Property consists of several lots, parcels or items of property, Beneficiary shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Beneficiary designates. Any Person, including Trustor or Beneficiary, may purchase at any sale hereunder. Should Beneficiary desire that more than one sale or other disposition of the Property be conducted, Beneficiary shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Beneficiary may designate, and no such sale shall terminate or otherwise affect the Lien of this Deed of Trust on any part of the Property not sold until all the Obligations have been satisfied in full. In the event Beneficiary elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Trustor agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

(g) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, in the Loan Agreement or in the other Loan Documents;

(h) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Deed of Trust or the other Loan Documents;

(i) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Trustor, any guarantor or indemnitor with respect to the Loan or any Person otherwise liable for the payment of the Debt or any part thereof;

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(j) the license granted to Trustor under Section 1.02 hereof shall automatically be revoked and Beneficiary may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Trustor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Trustor agrees to surrender possession of the Property and of such books, records and accounts to Beneficiary upon demand, and thereupon Beneficiary may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Beneficiary deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Trustor with respect to the Property, whether in the name of Trustor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Trustor to pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Trustor; (vi) require Trustor to vacate and surrender possession of the Property to Beneficiary or to such receiver and, in default thereof, Trustor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment and performance of the Obligations (including, without limitation, the payment of the Debt), in such order, priority and proportions as Beneficiary shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees and costs) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Beneficiary, its counsel, agents and employees;

(k) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and/or the Personal Property, or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request Trustor, at its sole cost and expense, to assemble the Fixtures, the Equipment and/or the Personal Property and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Fixtures, the Equipment and/or the Personal Property sent to Trustor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Trustor;

(l) pursue such other remedies as may be available at law or in equity; and/or

(m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Beneficiary shall deem to be appropriate in its sole discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Deed of Trust shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

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Section 7.02 Application of Proceeds. The purchase money proceeds and avails of any disposition of the Property or any part thereof, or any other sums collected by Beneficiary pursuant to the Note, this Deed of Trust or the other Loan Documents, may be applied by Beneficiary to the payment of the Obligations in such priority and proportions as Beneficiary in its discretion shall deem proper, to the extent consistent with law.

Section 7.03 Right to Cure Defaults. During the continuance of any Event of Default, Beneficiary may, but without any obligation to do so and without notice to or demand on Trustor and without releasing Trustor from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Beneficiary is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Beneficiary that such cost or expense was incurred to the date of payment to Beneficiary, shall constitute a portion of the Debt, shall be secured by this Deed of Trust and the other Loan Documents and shall be due and payable to Beneficiary upon demand.

Section 7.04 Other Rights, Etc.

(a) The failure of Beneficiary to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Trustor shall not be relieved of Trustor’s obligations hereunder by reason of (i) the failure of Beneficiary to comply with any request of Trustor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Beneficiary extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Deed of Trust or the other Loan Documents.

(b) It is agreed that the risk of loss or damage to the Property is on Trustor, and Beneficiary shall have no liability whatsoever for any decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Beneficiary shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Beneficiary’s possession.

(c) Beneficiary may resort for the payment and performance of the Obligations (including, but not limited to, the payment of the Debt) to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to recover the Debt, or any portion thereof, or to enforce the Other Obligations or any covenant hereof, without prejudice to the right of Beneficiary thereafter to foreclose this Deed of Trust. The rights of Beneficiary under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

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Section 7.05 Right to Release Any Portion of the Property. Beneficiary may release any portion of the Property for such consideration as Beneficiary may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Beneficiary for such release, and Beneficiary may accept by assignment, pledge or otherwise any other property in place thereof as Beneficiary may require without being accountable for so doing to any other lienholder. This Deed of Trust shall continue as a Lien and security interest in the remaining portion of the Property.

Section 7.06 Violation of Laws. If the Property is not in full compliance with all Legal Requirements, Beneficiary may impose additional requirements upon Trustor in connection herewith, including, without limitation, monetary reserves or financial equivalents.

Section 7.07 Right of Entry. Upon reasonable notice (which may be given verbally) to Trustor, Beneficiary and its agents shall have the right to enter and inspect the Property at all reasonable times.

Section 7.08 Events of Default. The term “Event of Default” shall mean (i) any Event of Default as defined in the Loan Agreement and (ii) any Event of Default as defined under that certain Loan Agreement dated as of November 22, 2017 between 1815 Carnegie LLC as borrower and RD Carnegie LLC as lender.

ARTICLE VIII.

INDEMNIFICATION

Section 8.01 Mortgage and/or Intangible Tax. Trustor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless Beneficiary and any Person claiming by or through Beneficiary (collectively with Beneficiary, the “Indemnified Parties”) from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Party and directly or indirectly arising out of or in any way relating to any mortgage, recording, stamp, intangible or other similar taxes required to be paid by any Person under applicable Legal Requirements in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of this Deed of Trust or any of the Loan Documents (but excluding any income, franchise or other similar taxes).

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Section 8.02 Duty to Defend; Attorneys’ Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, Trustor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Trustor and any Indemnified Party and Trustor and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or in addition to those available to Trustor, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon demand, Trustor shall pay or, in the sole and absolute discretion of Beneficiary, reimburse, Beneficiary for the payment of the reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

ARTICLE IX.

WAIVERS

Section 9.01 Waiver of Counterclaim. To the extent permitted by applicable law, Trustor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Beneficiary arising out of or in any way connected with this Deed of Trust, the Loan Agreement, the Note, any of the other Loan Documents or the Obligations.

Section 9.02 Marshalling and Other Matters. To the extent permitted by applicable law, Trustor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, to the extent permitted by applicable law, Trustor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Trustor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust.

Section 9.03 Waiver of Notice. To the extent permitted by applicable law, Trustor shall not be entitled to any notices of any nature whatsoever from Beneficiary, except with respect to matters for which this Deed of Trust or the Loan Documents specifically and expressly provide for the giving of notice by Beneficiary to Trustor, and except with respect to matters for which Beneficiary is required by applicable law to give notice, and Trustor hereby expressly waives the right to receive any notice from Beneficiary with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Beneficiary to Trustor.

Section 9.04 Waiver of Statute of Limitations. To the extent permitted by applicable law, Trustor hereby expressly waives and releases its right to plead any statute of limitations as a defense to the payment and performance of the Obligations (including, without limitation, the payment of the Debt).

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Section 9.05 Waiver of Jury Trial. TRUSTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THE NOTE, THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY TRUSTOR AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BENEFICIARY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY TRUSTOR.

Section 9.06 Survival. The indemnifications made pursuant to Article 8 herein and the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by (a) any satisfaction, release or other termination of this Deed of Trust or any other Loan Document, (b) any assignment or other transfer of all or any portion of this Deed of Trust or any other Loan Document or Beneficiary’s interest in the Property (but, in such case, such indemnifications shall benefit both the Indemnified Parties and any such assignee or transferee), (c) any exercise of Beneficiary’s rights and remedies pursuant hereto, including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Trustor or by Beneficiary following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), (d) any amendment to this Deed of Trust, the Loan Agreement, the Note or any other Loan Document, and/or (e) any act or omission that might otherwise be construed as a release or discharge of Trustor from the Obligations or any portion thereof.

ARTICLE X.

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 9.5 of the Loan Agreement.

ARTICLE XI.

APPLICABLE LAW

Section 11.01 Governing Law; Jurisdiction; Service of Process. WITH RESPECT TO MATTERS RELATING TO THE CREATION, PERFECTION AND PROCEDURES RELATING TO THE ENFORCEMENT OF THIS DEED OF TRUST, THIS DEED OF TRUST SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, IT BEING UNDERSTOOD THAT, EXCEPT AS EXPRESSLY SET FORTH ABOVE IN THIS PARAGRAPH AND TO THE FULLEST EXTENT PERMITTED BY THE LAW OF THE STATE OF CALIFORNIA, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES SHALL GOVERN ALL MATTERS RELATING TO THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. ALL PROVISIONS OF THE LOAN AGREEMENT INCORPORATED HEREIN BY REFERENCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, AS SET FORTH IN THE GOVERNING LAW PROVISION OF THE LOAN AGREEMENT.

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Section 11.02 Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between Trustor and Beneficiary are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Beneficiary shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Trustor to Beneficiary, and (c) if through any contingency or event, Beneficiary receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Trustor to Beneficiary, or if there is no such indebtedness, shall immediately be returned to Trustor.

Section 11.03 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed of Trust or any application thereof shall be invalid or unenforceable, the remainder of this Deed of Trust and any other application of the term shall not be affected thereby.

ARTICLE XII.

DEFINITIONS

Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in the singular or plural form and the word “Trustor” shall mean “each Trustor and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Beneficiary” shall mean “Beneficiary and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Deed of Trust,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels, incurred or paid by Beneficiary in protecting its interest in the Property, the Leases and/or the Rents and/or in enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

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ARTICLE XIII.

MISCELLANEOUS PROVISIONS

Section 13.01 No Oral Change. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Trustor or Beneficiary, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 13.02 Successors and Assigns. This Deed of Trust shall be binding upon, and shall inure to the benefit of, Trustor and Beneficiary and their respective successors and permitted assigns, as set forth in the Loan Agreement.

Section 13.03 Inapplicable Provisions. If any provision of this Deed of Trust is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Deed of Trust, such provision shall be fully severable and this Deed of Trust shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Deed of Trust, and the remaining provisions of this Deed of Trust shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Deed of Trust, unless such continued effectiveness of this Deed of Trust, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 13.04 Headings, Etc. The headings and captions of the various Sections of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 13.05 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Beneficiary shall be subrogated to all of the rights, claims, liens, titles and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles and interests, if any, are not waived, but rather are continued in full force and effect in favor of Beneficiary and are merged with the Lien and security interest created herein as cumulative security for the payment, performance and discharge of the Obligations (including, but not limited to, the payment of the Debt).

Section 13.06 Entire Agreement. The Note, the Loan Agreement, this Deed of Trust and the other Loan Documents constitute the entire understanding and agreement between Trustor and Beneficiary with respect to the transactions arising in connection with the Obligations and supersede all prior written or oral understandings and agreements between Trustor and Beneficiary with respect thereto. Trustor hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents, there are not, and were not, and no Persons are or were authorized by Beneficiary to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Deed of Trust and the other Loan Documents.

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Section 13.07 Limitation on Beneficiary’s Responsibility. No provision of this Deed of Trust shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Beneficiary, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Property by the Tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any Tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Beneficiary a “mortgagee in possession.”

Section 13.08 Recitals. The recitals hereof are a part hereof, form a basis for this Deed of Trust and shall be considered prima facie evidence of the facts and documents referred to therein.

Section 13.09 Trustee; Successor Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever, except if the result of Trustee’s gross negligence or willful misconduct. Trustee shall not be personally liable in case of entry by him or anyone acting by virtue of the powers herein granted him upon the Property for debts contracted or liability or damages or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder or believed by him to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of his services hereunder as shall be rendered. Trustor will, from time to time, reimburse Trustee for and save and hold him harmless from and against any and all loss, cost, liability, damage and reasonable expense whatsoever incurred by him in the performance of his duties. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by him hereunder. Trustee may resign by giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust or shall fail or refuse to exercise the same when requested by Beneficiary or if for any or no reason and without cause Beneficiary shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Beneficiary shall, without any formality or notice to Trustor or any other person, have full power to appoint a substitute trustee and, if Beneficiary so elects, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Each appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Deed of Trust, and the description of the real property herein described, which instrument, executed and acknowledged by Beneficiary, shall (i) be conclusive proof of the proper substitution and appointment of such successor Trustee or Trustees, (ii) duly assign and transfer all the estates, properties, rights, powers and trusts of Trustee so ceasing to act and (iii) be notice of such proper substitution and appointment to all parties in interest. In addition, such Trustee ceasing to act shall duly assign, transfer, and deliver any of the property and monies held by Trustee to the successor Trustee so appointed in its or his place. The Trustee may act in the execution of this trust and may authorize one or more parties to act on his behalf to perform the ministerial functions required of him hereunder, including without limitation, the transmittal and posting of any notices and it shall not be necessary for any Trustee to be present in person at any foreclosure sale.

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ARTICLE XIV.

STATE-SPECIFIC PROVISIONS

Section 14.01 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 14 and the other terms and conditions of this Deed of Trust, the terms and conditions of this Article 14 shall control and be binding.

Section 14.02 NO “MORTGAGEE-IN-POSSESSION” STATUS. Neither the assignment of Leases and Rents contained in this Deed of Trust, nor the exercise by Beneficiary of any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a “mortgagee-in-possession” or otherwise liable in any manner with respect to the Property, unless Beneficiary, in person or by agent, assumes actual possession thereof. Nor shall appointment of a receiver for the Property by any court at the request of Beneficiary or by agreement with Trustor, or the entering into possession of the Property by such receiver, be deemed to make Beneficiary a “mortgagee-in-possession” or otherwise liable in any manner with respect to the Property.

Section 14.03 POWER OF SALE. This instrument may be foreclosed in any manner permitted by the laws of the State of California. The sale or sales of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sales under such power until the whole of the Property shall be sold. Should Beneficiary elect to invoke the power of sale the Property, or any part thereof, which is real property as provided above, Beneficiary or Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Trustor, Trustee, at the time and place specified in the notice of sale, shall sell the Property or any part thereof at public auction to the highest bidder for cash in lawful money of the United States, or cash equivalent acceptable to Trustee and Beneficiary, payable at time of sale. After deducting all costs, fees and expenses of Trustee and of this trust, including costs of evidence of title in connection with the sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under this Deed of Trust, not then repaid, with interest thereon from the date of expenditure until paid at the Default Rate; all indebtedness and other obligations secured hereby; and the remainder, if any, to the person or persons legally entitled thereto. Trustee may, and upon request of Beneficiary shall, from time to time, postpone any sale hereunder by public announcement thereof at the time and place noticed therefor or by giving notice of the time and place of the postponed sale in the manner required by law. If the Property consists of several lots, parcels or items of property, Beneficiary may designate the order in which such lots, parcels or items shall be offered for sale or sold. Should Beneficiary desire that more than one sale or other disposition of the Property be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively, on the same day, or at such different times and in such order as Beneficiary may deem to be in its best interests, and no such sale shall terminate or otherwise affect the lien of this Deed of Trust on any part of the Property not sold until all indebtedness secured hereby has been fully paid. In the event of default of any purchaser, Trustee shall have the right to resell the Property as set forth above.

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Section 14.04 FORECLOSURE. In addition to any other right, with or without a foreclosure, Beneficiary may institute a judicial action for the foreclosure or enforcement of the assignments, liens, and security interests hereof subject to the terms of the Loan Documents and applicable California law. If a nonjudicial foreclosure hereunder is commenced by Beneficiary, Beneficiary, at any time before the sale, may abandon the sale and judicially foreclose and/or enforce the assignments, liens and security interests hereof subject to the terms of the Loan Documents and applicable California law. If Beneficiary should institute a suit for judicial foreclosure or enforcement of the assignments, liens, and security interests hereof, Beneficiary may, at any time before the entry of a final judgment in such suit, dismiss the same, and sell the Property, or any part thereof, in accordance with the power of sale provisions of this Deed of Trust. To the extent applicable, with respect to fixtures, Beneficiary or Trustee may elect to treat same as either real property or personal property and proceed to exercise such rights and remedies applicable to the categorization so chosen. Beneficiary may proceed against the real property and any personal property (and other Collateral) separately or together in any order whatsoever, without in any way affecting or waiving Beneficiary’s rights and remedies under the California Commercial Code, this Deed of Trust, the Note and the other Loan Documents.

Section 14.05 RIGHTS CUMULATIVE. Every right, power and remedy granted to Trustee or Beneficiary in this Deed of Trust shall be cumulative and not exclusive, and in addition to all right, powers and remedies granted at law or in equity or by statute, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. Trustor hereby requests that a copy of any notice of default and of notice of sale under this Deed of Trust be mailed to Trustor at the address of Trustor set forth in the Loan Agreement as required by applicable law.

Section 14.06 ENVIRONMENTAL IMPAIRMENT. Subject to the terms and conditions of the Loan Agreement, Beneficiary may waive its lien against the Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be “environmentally impaired” or an “affected parcel” in accordance with California Code of Civil Procedure Section 726.5 and may exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor’s assets and property for the recovery of any deficiency and Environmental Costs (as hereinafter defined), including, but not limited to, seeking an attachment order under California Code of Civil Procedure Section 483.010. The term “Environmental Costs” shall mean any costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action required by Environmental Laws or which Beneficiary believes necessary to protect the Property. As between Beneficiary and Trustor, for purposes of California Code of Civil Procedure Section 726.5, Trustor shall have the burden of proving that Trustor or any related party (or any Affiliate or agent of Trustor or any related party) was not in any way negligent in permitting the release or threatened release of Hazardous Substances. Trustor acknowledges and agrees that, subject to any term or provision contained herein or in the other Loan Documents, all judgments and awards entered against Trustor pursuant to this paragraph, paragraph (e) of Section 14.07 below, and all Environmental Costs, shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Trustor shall be fully and personally liable for all judgments and awards entered against Trustor under this paragraph, paragraph (e) below, and Environmental Costs, and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust and Trustor’s obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Property or this Deed of Trust. For the purpose of any action brought under this Section or Section 14.07 below, Trustor waives the defense of laches and any applicable statute of limitations.

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Section 14.07 BREACH OF ENVIRONMENTAL PROVISIONS.

(a) Subject to the terms and conditions of the Loan Agreement, Beneficiary may seek a judgment that Trustor has breached its covenants, representations, warranties and/or other provisions with respect to environmental matters contained in this Deed of Trust or any other Loan Document, by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure Section 736, whether commenced prior to or after foreclosure of the Property, and may seek the recovery of Environmental Costs, it being conclusively presumed between Beneficiary and Trustor that all such Environmental Costs incurred or advanced by Beneficiary relating to the cleanup, remediation or other action of or to the Property were made by Beneficiary in good faith. All Environmental Costs incurred by Beneficiary under this Section shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at any sale of the Property under this Deed of Trust, the amount Environmental Costs so incurred in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

(b) Without limiting any of the remedies provided in the Loan Documents, Trustor acknowledges and agrees that the provisions of the Environmental Indemnity are environmental provisions (as defined in Section 736(f)(2) of the California Code of Civil Procedure) made by Trustor relating to the real property security (the “Environmental Provisions”). Trustor’s breach or a failure to comply with the Environmental Provisions shall constitute a breach of contract entitling Beneficiary to all remedies provided under Section 736 of the California Code of Civil Procedure for the recovery of damages and for the enforcement of the Environmental Provisions. Pursuant to Section 736, Beneficiary’s action for recovery of damages or enforcement of the Environmental Provisions shall not constitute an action within the meaning of Section 726(a) of the California Code of Civil Procedure or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Sections 580a, 580b, 580d and 726(b) of the California Code of Civil Procedure. The rights and remedies provided for under the Loan Documents are separate and distinct causes of action that shall not be abrogated, modified, limited or otherwise affected by the remedies provided under Section 736(a) of the California Code of Civil Procedure.

(c) In the event Beneficiary elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Deed of Trust and proceed against Trustor on an unsecured basis, the valuation of the real property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment shall, at the request of Beneficiary, be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. Such referee shall be an M.A.I. appraiser selected by Beneficiary and approved by Trustor, which approval shall not be unreasonably withheld or delayed. If the parties cannot agree on an M.A.I. appraiser, either party may apply to the presiding judge of the Superior Court in which the Property is located to make such appointment. The decision of such referee shall be binding upon both Trustor and Beneficiary, and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Trustor shall pay all reasonable costs and expenses incurred by Beneficiary in connection with any proceeding under California Code of Civil Procedure 726.5, as such Section may be amended from time to time.

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(d) Beneficiary or its agents, acting by themselves or through a court appointed receiver, may upon reasonable advance notice to Trustor and an opportunity to be present, enter upon the Property or any part thereof and may perform such acts and things as Beneficiary deems reasonably necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights: (i) obtain a court order to enforce Beneficiary’s right to enter and inspect the Property under California Civil Code Section 2929.5, to which the decision of Beneficiary as to whether there exists a release or threatened release of a Hazardous Substance onto the Property shall be deemed reasonable and conclusive as between the parties hereto; and (ii) have a receiver appointed under California Code of Civil Procedure Section 564 to enforce Beneficiary’s right to enter and inspect Property for Hazardous Substances. Subject to the Loan Documents, all reasonable costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections and examinations which Beneficiary or its agents or employees may conduct, including the reasonable fees of the engineers, laboratories, contractors, consultants and attorneys, shall become part of the indebtedness secured hereby and shall be paid by Trustor upon demand with interest at the Default Rate from the date when paid by Beneficiary. Beneficiary may seek a judgment that Trustor has breached its covenants, representations, warranties and/or other provisions with respect to this Deed of Trust or the other Loan Documents by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure Section 736, whether commenced prior to or after foreclosure of the Property, and may seek the recovery of Environmental Costs, it being conclusively presumed between Beneficiary and Trustor that all such Environmental Costs incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action of or to the Property were made by Beneficiary in good faith. Trustor acknowledges that such an action shall not constitute an action within the meaning of Section 726(a) of the California Code of Civil Procedure or constitute a money judgment for a deficiency or a deficiency judgment within the meaning of Sections 580a, 580b, 580d or 726(b) of the California Code of Civil Procedure. All Environmental Costs incurred by Beneficiary under this clause (including court costs, reasonable consultant fees and reasonable attorneys’ fees and disbursements, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at the sale of the Property held under any provision of this Deed of Trust, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

(e) Nothing herein shall be deemed to limit the right of Beneficiary to recover, in accordance with California Code of Civil Procedure Section 736 (as such Section may be amended from time to time), any reasonable costs, expenses, liabilities or damages, including reasonable attorneys’ fees and costs, incurred by Beneficiary and arising from any covenant, obligation, liability, representation or warranty contained in any Loan Document given to Beneficiary (including, without limitation, the environmental indemnity provisions of the Loan Agreement), or any order, consent decree or settlement relating to the cleanup of Hazardous Substances or any other “environmental provision” (as defined in such Section 736) relating to the Property or any portion thereof or the right of Beneficiary to waive, in accordance with the California Code of Civil Procedure Section 726.5 (as such Section may be amended from time to time), the security of this Deed of Trust as to any parcel of the Property that is “environmentally impaired” or is an “affected parcel” (as such terms are defined in such Section 726.5), and as to any personal property attached to such parcel, and thereafter to exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of any unsecured creditor, including reduction of Beneficiary’s claim against Trustor to judgment, and any other rights and remedies permitted by law.

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Section 14.08 TRUSTEE’S DEED RECITALS. The recitals of facts in any instrument delivered upon completion of any sales, as described above in this Article XV, such as the existence of a default, the giving of written notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such instruments shall be conclusive against all persons as to such fact recited therein.

Section 14.09 RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Deed of Trust but subject to the terms and conditions of the Loan Agreement and the rights of lessees, Beneficiary and its agents, acting by themselves or through a court appointed receiver, upon reasonable advance notice to Trustor and an opportunity to be present, shall have the right to enter upon the Property or any part thereof and perform such acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security thereof. Without limitation of any of its other rights and subject to the provisions of the Loan Agreement, Beneficiary shall have the right to: (i) obtain a court order to enforce Beneficiary’s right to enter and inspect the Property under California Civil Code Section 2929.5 to which the decision of Beneficiary as to whether there exists a release or threatened release of Hazardous Substances onto the Property shall be deemed reasonable and conclusive as between the parties hereto and (ii) have a receiver appointed under California Code of Civil Procedure Section 564 to enforce Beneficiary’s right to enter and inspect the Property for Hazardous Substances. All reasonable costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations which Beneficiary or its agents or employees may conduct, including the reasonable fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Trustor five Business Days following demand with interest at the Default Rate from the date paid by Beneficiary. Such costs, if not paid for by Trustor following demand, may be added to the principal balance of the sums due under the Note and this Deed of Trust and shall bear interest thereafter until paid at the Default Rate.

Section 14.10 RECONVEYANCE. If the Debt is paid and all obligations secured by this Deed of Trust are fully performed in accordance with the terms of this Deed of Trust, the Note and the other Loan Documents, then Beneficiary agrees to request Trustee to reconvey the Property and upon payment by Trustor of Trustee’s fees and all other sums owing to it under this Deed of Trust, Trustee will reconvey the Property without warranty to the person or persons legally entitled thereto. The grantee in the reconveyance may be described as “the person or persons legally entitled thereto.” No reconveyance hereof shall impair Trustor’s warranties and indemnities contained herein.

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Section 14.11 BORDER ZONE PROPERTY. To Trustor’s actual knowledge and except as disclosed in the Environmental Report, Trustor represents and warrants that the Premises have not been designated as Border Zone Property under the provisions of California Health and Safety Code, Sections 25220 et seq. or any regulation adopted in accordance therewith, and there has been no occurrence or condition on any real property adjoining the Property that is reasonably likely to cause the Property or any part thereof to be designated as Border Zone Property.

Section 14.12 INSURANCE NOTICE. Beneficiary hereby notifies Trustor of the provisions of Section 2955.5(a) of the California Civil Code, which reads as follows:

“No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.”

This disclosure is being made by Beneficiary to Trustor pursuant to Section 2955.5(b) of the California Civil Code. Trustor hereby acknowledges receipt of this disclosure and acknowledges that this disclosure has been made by Beneficiary before execution of any note or security document evidencing or securing the Loan.

Section 14.13 COMMERCIAL LOAN. Trustor represents and warrants that the Loan is for commercial purposes, and not for personal, household or consumer purposes.

Section 14.14 OTHER LOAN DOCUMENTS. Notwithstanding anything to the contrary set forth herein or in the other Loan Documents with respect to the Obligations under any of the other Loan Documents, including the Environmental Indemnity or the Guaranty, this Deed of Trust secures only such Obligations of Trustor under such agreements and does not secure the obligation of any other Person party to such agreements.

Section 14.15 PRIORITY OF LEASES. Beneficiary may at any time and from time to time by specific written instrument intended for such purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Trustor, any tenant or any other person. Notice is hereby given to each tenant under a Lease of such right to subordinate. No subordination referred to in this Section shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

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IN WITNESS WHEREOF, THIS DEED OF TRUST has been executed by Trustor as of the day and year first above written.

TRUSTOR:

620 Dyer LLC, a California limited liability company

By:	Terra Tech Corp., a Nevada corporation, doing business in California as 2040 Main Street Corp., its Sole Member

By:
Derek Peterson
Its Chief Executive Officer

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ACKNOWLEDGMENT

A Notary Public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss.
COUNTY OF _______________	)

On ________________, 2018 before me, _____________________________, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ________________________________ (SEAL)

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EXHIBIT A

LEGAL DESCRIPTION

All that certain real property situated in the County of Orange, State of California, described as follows:

That portion of the Southeast quarter of Section 30, Township 5 South, Range 9 West, San Bernardino Base and Meridian, in the City of Santa Ana, County of Orange, State of California, in the James McFadden Allotment of the Rancho Santiago De Santa Ana, recorded in Book “B” of Judgments of the 17th Judicial District Court, Los Angeles County, California, described as follows:

Beginning at a point on the East line of the Southwest quarter of said Section 30, distant thereon 30 feet South of the Northeast corner thereof;

Thence East parallel to the North line of the Southeast quarter of said Section 30, 396 feet; Thence South parallel with the East line said Southwest quarter 550 feet;

Thence West parallel with the North line of the Southeast quarter of said Section 30, 396 feet to a point on the East line of the Southwest quarter of said Section 30, distant thereon 550 feet South of the point of beginning;

Thence North 550 feet to the point of beginning.

Excepting therefrom the Easterly 196 feet.

APN: 411-141-01

EXHIBIT A-1